UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statement and Exhibits
SIGNATURES
Bylaws

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 20, 2008, NiSource Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of Delaware to amend the Company’s Certificate of Incorporation to remove the supermajority vote requirements contained therein and to replace such vote requirements with a simple majority requirement. These amendments were approved by the stockholders of the Company at the Company’s Annual Meeting on May 13, 2008.
     On January 25, 2008, the Board of Directors of the Company adopted amendments to the Company’s Bylaws that would also remove the supermajority vote requirements contained therein and replace such vote requirements with a simple majority requirement. The Amendments adopted by the Board of Directors in January were contingent upon and would become effective automatically upon the later of (i) the stockholders’ approval of the amendments to the Company’s Certificate of Incorporation discussed above and (ii) the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. As a result of the vote at the Company’s Annual Meeting on May 13, 2008 and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the amendments to the Company’s Bylaws became effective on May 20, 2008.
     The Bylaw amendments consist of the following:
     1. Paragraph (b) of Article V of the Bylaws required the affirmative vote of 80% of the outstanding stock for the stockholders to remove a director for cause. As amended, a director may be removed for cause upon the vote of a majority of the outstanding stock.
     2. Paragraph (c) of Article V of the Bylaws required the affirmative vote of 80% of the outstanding stock to appoint a director to fill a vacancy in the event a provision of the DCGL expressly confers power on stockholders to fill such a vacancy. As amended, the affirmative vote of a majority of the outstanding stock of the corporation is required to fill such a vacancy.
     3. Article X of the Bylaws required the affirmative vote of 80% of the directors to amend certain provisions of the Bylaws, including Article IV(c) — Board’s right to call special meeting of stockholders, Article IV(g) — prohibition on ability of stockholders to act by written consent, Article V(a) — size of Board and vote required to elect directors, Article V(b) — resignation of directors; right for stockholders to remove director for cause, Article V(c) — Board and stockholder ability to appoint director to fill vacancy, Article V(g) — quorum requirement, and the proviso in Article X of the By-Laws requiring such supermajority vote to amend any such provisions. As amended, a majority of the total number of authorized directors is required to amend these sections of the Bylaws.
     A copy of the Bylaws of the Company, as amended and restated as of May 20, 2008, is attached hereto as Exhibit 3.
ITEM 9.01   Financial Statement and Exhibits.
(d) Exhibits

Exhibit
Number	Description

3	Bylaws of the Company, as amended and restated as of May 20, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 21, 2008	By:	/s/ Gary W. Pottorff
Gary W. Pottorff
Vice President Administration and
Corporate Secretary, NiSource Inc.

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